UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

Annual Report

December 31, 2008

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim Bond Index Portfolio

Fixed income returns were positive in aggregate in 2008; however the positive performance came from the government sector – mortgage-backed securities, debt, and treasuries. Significantly wider spreads, caused by hedge fund and REIT selling, downgrade-based forced liquidations and an unprecedented flight to quality were all drags on performance, which was negative, for most spread based product. As increasingly negative fundamental economic and company specific – earnings and write-downs - data were released, volatility increased sharply and spreads continued to widen. In general, as economies around the globe exhibit ongoing and increasing distress, uncertainty with respect to the level and direction of interest rates, asset class allocation and performance potential is magnified.

The asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) sectors generated the worst annual performance in 2008 relative to all other asset classes. Within ABS, the brunt of the credit crisis was felt in the subprime home equity loan sector, with spread widening leading to negative returns of -36% for the year. CMBS performance overall was -21% last year. Corporate sector returns were differentiated by quality with higher rated credits outperforming lower rated credits. Extreme return differences were experienced particularly within the financial services sector as a steep credit curve emerged. AAA-rated financials returned +5% and BBB financials returned –22%, a range of 2700 basis points. Within the broad investment grade corporate universe, the range between AAA rated and BBB rated performance was about 1486 basis points.

Government sectors, including U.S. Treasuries, U.S. Agencies, and other government-related assets significantly outperformed other asset classes last year. Long duration in general outperformed in the government sector, as a function of declining interest rates and a flatter yield curve. The 30-year U.S. Treasury bond was the best performer in the government sector in 2008, returning 41%.

The Maxim Bond Index Portfolio’s tracking error (defined as the total return of the Portfolio minus the total return of its benchmark index) for 2008 was +169 basis points (1.69%). While the performance objective of this Portfolio is to track the Barclay’s Capital Aggregate Bond Index, an underweight to the financial services sector was maintained through the first half of 2008. In my report to the Board last February, I indicated that as opportunities to re-establish a neutral weighting arose, the sector underweight would be corrected. With the implementation of the FDIC-guaranteed bank debt program, investments in the financial services sector made sense and the Portfolio underweight was corrected in the fourth quarter.

The Portfolio’s performance has been turned around so that over a 10-year period, the Portfolio is now ahead of the benchmark. Since inception in 1992, it still lags the Barclay’s Capital Aggregate Bond Index by 12 basis points. Four consecutive years of solid performance relative to the benchmark reflect implementation of a disciplined process to manage the Portfolio. Consistently good performance was also recognized by Morningstar with an upgrade of the Portfolio to a 5-star rating. Price performance, coupon income, and strong net participant inflows increased the Portfolio from $151.3 million in 2006 to $275.0 million in 2008. Despite this growth, the size of the Portfolio remains a barrier to replication which may cause negative tracking error relative to the index. As of December 31, 2008, the Portfolio had 320 securities with a market value of roughly $275.0 million, compared to the Barclay’s Capital Aggregate Bond Index, which had 9,168 securities with a market value of $11.4 trillion.

		BARCLAY'S
	MAXIM BOND	CAPITAL
	INDEX	AGGREGATE
	BALANCE	BALANCE

	10,000.00	10,000.00
1999	9,969.00	9,918.00
2000	11,093.50	11,071.46
2001	11,927.73	12,005.89
2002	13,083.53	13,237.70
2003	13,486.50	13,780.45
2004	13,928.86	14,378.38
2005	14,221.37	14,727.63
2006	14,763.20	15,365.34
2007	15,758.24	16,436.30

2008	16,766.77	17,297.56

Maxim Bond Index Portfolio

Total Return –

One Year:	6.40%
Five Year:	4.45%
Ten Year:	5.30%

Portfolio Inception: 12/1/1992

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Bond Index Portfolio, made at its inception, with the performance of the Barclay’s Capital Aggregate Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Bond Index Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Bond Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2009

MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments in securities, market value (including $18,771,403 of securities on loan) (1)	$291,646,126
Cash	104,360
Interest receivable	2,661,156
Subscriptions receivable	1,107,733

Total assets	295,519,375

LIABILITIES:
Due to investment adviser	122,898
Payable upon return of securities loaned	19,236,809
Redemptions payable	1,605,720

Total liabilities	20,965,427

NET ASSETS	$274,553,948

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$2,119,075
Additional paid-in capital	265,036,625
Net unrealized appreciation on investments	5,928,203
Accumulated net realized gain on investments	1,470,045

NET ASSETS	$274,553,948

NET ASSET VALUE PER OUTSTANDING SHARE (Offering and Redemption Price)	$12.96

SHARES OF CAPITAL STOCK:
Authorized	200,000,000
Outstanding	21,190,745

(1) Cost of investments in securities:	$285,717,923

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest	$13,799,841
Income from securities lending	289,972

Total income	14,089,813

EXPENSES:
Management fees	1,381,407

NET INVESTMENT INCOME	12,708,406

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,396,128
Change in net unrealized appreciation on investments	2,242,458

Net realized and unrealized gain on investments	3,638,586

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,346,992

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$12,708,406	$8,986,069
Net realized gain (loss) on investments	1,396,128	(307,615)
Change in net unrealized appreciation on investments	2,242,458	4,902,377

Net increase in net assets resulting from operations	16,346,992	13,580,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,593,071)	(8,845,350)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	170,926,305	180,389,664
Reinvestment of distributions	12,593,071	8,845,350
Redemptions of shares	(173,527,448)	(88,014,722)

Net increase in net assets resulting from share transactions	9,991,928	101,220,292

Total increase in net assets	13,745,849	105,955,773

NET ASSETS:
Beginning of period	260,808,099	154,852,326

End of period	$274,553,948	$260,808,099

OTHER INFORMATION:

SHARES:
Sold	13,363,441	14,334,245
Issued in reinvestment of distributions	991,716	708,135
Redeemed	(13,615,175)	(7,006,696)

Net increase	739,982	8,035,684

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.75	$12.47	$12.54	$12.83	$13.34

Income from Investment Operations

Net investment income	0.58	0.54	0.53	0.49	0.57
Net realized and unrealized gain (loss)	0.21	0.28	(0.07)	(0.23)	(0.14)

Total Income From Investment Operations	0.79	0.82	0.46	0.26	0.43

Less Distributions

From net investment income	(0.58)	(0.54)	(0.53)	(0.50)	(0.56)
From net realized gains				(0.05)	(0.38)

Total Distributions	(0.58)	(0.54)	(0.53)	(0.55)	(0.94)

Net Asset Value, End of Period	$12.96	$12.75	$12.47	$12.54	$12.83

Total Return ±	6.40%	6.74%	3.81%	2.10%	3.28%

Net Assets, End of Period ($000)	$274,554	$260,808	$154,852	$143,458	$124,850

Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of Net Investment Income to Average Net Assets	4.60%	4.65%	4.39%	4.09%	4.12%

Portfolio Turnover Rate	31.42%	21.07%	30.49%	24.39%	81.13%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-three portfolios. Interests in the Maxim Bond Index Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For fixed income securities, factors used in the determination of fair value, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Model processes such as Option

Adjusted Spread models are used to develop prepayment and interest rate scenarios. Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

On January 1, 2008, the Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2008, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1		Level 2	Level 3	Total

Assets
Bonds	$		$271,532,105	$532,000	$272,064,105
Short-term investments		19,237,021	345,000		19,582,021

Total		$19,237,021	$271,877,105	$532,000	$291,646,126

          The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2008:

Description	Bonds

Beginning Balance, January 1, 2008	$439,847
Total gain (or losses) (realized/unrealized)	(12,541)
Purchases, sales and corporate actions	104,694
Transfers into (out of) Level 3

Ending Balance, December 31, 2008	$532,000

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2008 were $2,384,294 $2,340,263 and 0.85%, respectively.

Dividends

Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. Accordingly, no provision for federal income or excise taxes has been made. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado jurisdictions. No federal income tax returns are currently under examination. The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, the Portfolio is evaluating the impact, if any, of FAS 161 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2008, there were thirty-three Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all portfolios for which they serve as Directors was $180,900 for the year ended December 31, 2008. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $24,402,842 and $3,331,155, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $72,613,335 and $82,117,085, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2008, the U.S. Federal income tax cost basis was $285,436,811. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $13,033,350 and gross depreciation of securities in which there was an excess of tax cost over value of $6,824,035 resulting in net appreciation of $6,209,315.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is used primarily to invest in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in “Investments in securities”, and remaining collateral is included in “Cash”, while the corresponding liability appears as “Payable upon return of securities loaned.” As of December 31, 2008 the Portfolio had securities on loan valued at $18,771,403 and received collateral of $19,236,809 for such loan of which $19,237,021 was invested in a money market instrument. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were from ordinary income in the amount of $12,593,071 and $8,845,350, respectively.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$326,482
Undistributed capital gains	862,451

Net accumulated earnings	1,188,933

Net unrealized appreciation on investments	6,209,315
Capital loss carryforwards	0
Post-October losses	0

Tax composition of capital	$7,398,248

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2008 the Portfolio reclassified permanent book and tax differences of $115,335 from undistributed net investment income to accumulated net realized gain on investments. This adjustment has no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

For the year ended December 31, 2008, the Portfolio utilized $304,238 of capital loss carryforwards.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

BONDS

Par Value ($)		Value ($)

AEROSPACE & DEFENSE — 0.09%
250,000	United Technologies Corp Notes 4.375% May 1, 2010	251,998
		$251,998

AGENCY — 46.97%
96,608	Fannie Mae 6.500% December 1, 2013	100,415
2,337	Fannie Mae 8.000% June 1, 2012	2,386
458,421	Fannie Mae 5.000% February 1, 2037	468,586
700,000	Fannie Mae * 5.000% May 11, 2017	798,153
437,340	Fannie Mae 6.000% January 1, 2029	453,280
695,740	Fannie Mae 6.500% August 1, 2036	723,461
920,910	Fannie Mae 5.000% May 1, 2037	941,330
338,248	Fannie Mae 6.000% May 1, 2021	351,405
6,091	Fannie Mae 8.000% December 1, 2012	6,217
907,824	Fannie Mae 6.000% February 1, 2035	936,800
443,898	Fannie Mae † 5.462% August 1, 2037	453,186
782,277	Fannie Mae 6.000% February 1, 2037	806,267
4,566,224	Fannie Mae 5.500% April 1, 2036	4,669,848
429,070	Fannie Mae 6.500% June 1, 2032	451,478
2,354,737	Fannie Mae 5.000% December 1, 2033	2,410,395
584,263	Fannie Mae 4.000% April 1, 2019	593,835
761,516	Fannie Mae 4.500% December 1, 2034	773,674
772,327	Fannie Mae 6.500% August 1, 2032	812,069
826,557	Fannie Mae 6.000% April 1, 2036	852,035

3,400,671	Fannie Mae 5.500% March 1, 2034	3,500,914
760,467	Fannie Mae 5.000% July 1, 2035	777,491
411,238	Fannie Mae 4.500% October 1, 2036	417,482
290,810	Fannie Mae 6.000% July 1, 2017	302,131
991,866	Fannie Mae 5.500% January 1, 2034	1,018,789
900,994	Fannie Mae 5.500% December 1, 2035	924,683
1,359,341	Fannie Mae 6.000% February 1, 2036	1,401,241
1,184,675	Fannie Mae 5.500% February 1, 2035	1,217,304
3,548	Fannie Mae 6.500% November 1, 2009	3,562
800,000	Fannie Mae * ‡ 5.250% September 15, 2016	920,309
981,393	Fannie Mae 5.500% June 1, 2037	1,007,141
1,072,072	Fannie Mae 6.000% July 1, 2036	1,104,949
327,304	Fannie Mae 7.000% July 1, 2032	347,347
1,250,000	Fannie Mae * 3.875% July 12, 2013	1,326,496
3,479,242	Fannie Mae 5.500% May 1, 2036	3,570,721
97,063	Fannie Mae 8.000% November 1, 2022	102,700
328,851	Fannie Mae 6.000% December 1, 2021	341,643
543,700	Fannie Mae 6.000% December 1, 2035	561,733
268,893	Fannie Mae 5.000% June 1, 2018	278,200
386,392	Fannie Mae 6.000% November 1, 2035	398,302
510,859	Fannie Mae 5.500% May 1, 2033	526,466
1,738,355	Fannie Mae 6.000% August 1, 2037	1,791,569
600,000	Fannie Mae * ‡ 4.375% September 15, 2012	646,049
1,500,000	Fannie Mae * 4.625% October 15, 2013	1,651,118
2,000,000	Fannie Mae ‡ * 5.000% October 15, 2011	2,184,798
800,187	Fannie Mae 6.000% October 1, 2035	824,852
47,950	Fannie Mae 7.000% May 1, 2011	49,342
857,847	Fannie Mae 6.000% June 1, 2036	885,958
1,158,799	Fannie Mae 5.000% January 1, 2024	1,188,392

3,154,770	Fannie Mae 5.000% September 1, 2035	3,225,393
600,000	Fannie Mae * 7.250% January 15, 2010	640,657
316,510	Fannie Mae 5.000% October 1, 2020	325,751
1,500,000	Fannie Mae * 7.125% June 15, 2010	1,626,840
2,580,827	Fannie Mae 5.500% November 1, 2035	2,648,684
3,594,480	Fannie Mae 5.500% November 1, 2036	3,688,988
2,000,000	Fannie Mae * 4.750% March 12, 2010	2,083,500
1,100,000	Federal Home Loan Bank * ‡ 3.875% June 14, 2013	1,165,002
300,000	Federal Home Loan Bank * 5.250% June 18, 2014	341,297
500,000	Federal Home Loan Bank * 5.375% May 18, 2016	571,706
1,000,000	Federal Home Loan Bank * 4.875% May 14, 2010	1,054,614
966,619	Freddie Mac 6.000% April 1, 2038	996,716
2,888,886	Freddie Mac 6.000% June 1, 2038	2,978,835
2,228,660	Freddie Mac 5.000% June 1, 2038	2,279,944
1,500,000	Freddie Mac * 2.875% November 23, 2010	1,546,804
2,423,959	Freddie Mac 5.000% June 1, 2036	2,480,495
1,800,000	Freddie Mac * 4.125% September 27, 2013	1,939,549
2,690,260	Freddie Mac 6.000% August 1, 2037	2,774,446
260,000	Freddie Mac * 4.875% February 9, 2010	270,739
450,000	Freddie Mac * 4.625% October 25, 2012	486,721
430,115	Freddie Mac † 5.509% March 1, 2037	439,169
500,000	Freddie Mac * 5.500% July 18, 2016	583,493
1,757,451	Freddie Mac 5.000% September 1, 2035	1,798,442
2,214,593	Freddie Mac 5.500% May 1, 2036	2,269,360
500,000	Freddie Mac * 5.250% April 18, 2016	569,352
1,459,525	Freddie Mac 5.500% June 1, 2022	1,505,350
1,075,763	Freddie Mac 6.000% January 1, 2037	1,109,426
832,093	Freddie Mac † 5.770% March 1, 2037	840,695
592,935	Freddie Mac 5.000% July 1, 2034	606,950

860,542	Freddie Mac 6.000% March 1, 2036	887,605
400,000	Freddie Mac * 4.750% January 18, 2011	428,398
79,391	Freddie Mac 7.500% May 1, 2027	83,846
1,103,521	Freddie Mac 6.500% November 1, 2032	1,158,184
640,526	Freddie Mac 5.000% December 1, 2017	662,382
833,305	Freddie Mac 5.000% September 1, 2024	856,436
650,885	Freddie Mac † 5.764% August 1, 2037	668,096
757,542	Freddie Mac † 5.765% November 1, 2036	774,579
1,899,472	Freddie Mac 5.500% June 1, 2033	1,949,117
722,427	Freddie Mac † 6.019% October 1, 2036	742,206
524,390	Freddie Mac 5.500% February 1, 2018	542,378
1,693,682	Freddie Mac † 5.822% May 1, 2037	1,731,749
900,000	Freddie Mac * 4.500% January 15, 2013	965,878
300,000	Freddie Mac * 4.500% January 15, 2014	330,900
703,367	Freddie Mac 4.500% August 1, 2033	714,896
1,956,519	Freddie Mac † 4.910% July 1, 2035	1,973,003
700,312	Freddie Mac † 5.816% November 1, 2036	716,469
1,229,226	Freddie Mac 5.500% January 1, 2037	1,259,625
848,059	Freddie Mac 5.500% May 1, 2037	868,984
675,959	Freddie Mac 5.000% December 1, 2020	695,695
1,283,667	Freddie Mac 5.500% March 1, 2037	1,315,340
813,978	Freddie Mac 5.000% April 1, 2021	837,744
345,454	Freddie Mac 5.000% May 1, 2021	355,540
1,126,111	Freddie Mac 6.000% December 1, 2036	1,161,350
832,665	Freddie Mac 5.500% June 1, 2027	855,192
1,900,000	Freddie Mac * 5.500% September 15, 2011	2,106,211
450,000	Freddie Mac * ‡ 6.250% July 15, 2032	628,448
1,500,000	Freddie Mac * 5.125% July 15, 2012	1,656,870
300,000	Freddie Mac * ‡ 6.750% March 15, 2031	439,931

10,184	Freddie Mac 7.500% August 1, 2030	10,809
98,867	Freddie Mac 6.500% April 1, 2029	103,471
537,275	Freddie Mac 5.500% May 1, 2018	555,712
613,427	Freddie Mac 5.500% May 1, 2021	632,687
1,695,195	Freddie Mac 6.500% November 1, 2037	1,762,642
702,750	Freddie Mac 6.000% April 1, 2036	725,152
686,087	Freddie Mac 5.000% August 1, 2018	708,262
1,590,074	Freddie Mac 6.000% November 1, 2036	1,639,831
533,157	Freddie Mac 4.000% January 1, 2021	538,969
669,603	Ginnie Mae 5.000% September 15, 2018	702,754
35,752	Ginnie Mae 7.500% December 15, 2025	37,913
83,356	Ginnie Mae 7.000% July 15, 2025	88,450
50,456	Ginnie Mae 9.000% April 15, 2021	53,960
1,800,447	Ginnie Mae 5.000% November 15, 2033	1,849,087
886,390	Ginnie Mae 5.500% December 15, 2035	915,263
41,079	Ginnie Mae 9.000% January 15, 2017	43,855
902,302	Ginnie Mae 5.500% April 15, 2037	931,588
770,412	Ginnie Mae II 5.000% December 20, 2035	790,867
2,244,344	Ginnie Mae II 5.500% February 20, 2036	2,310,335
3,559,321	Ginnie Mae II 6.000% July 20, 2038	3,650,529
1,962,597	Ginnie Mae II 6.500% August 20, 2038	2,033,128
500,000	Resolution Funding Corp 9.375% October 15, 2020	795,115
		$136,972,851

AUTOMOBILES — 0.13%
500,000	DaimlerChrysler NA Holding Corp Notes 6.500% November 15, 2013	390,006
		$390,006

BANKS — 1.04%
500,000	Bank of America Corp Senior Unsecured Subordinated Notes 7.400% January 15, 2011	511,932

500,000	Bank of America NA Subordinated Notes 6.000% October 15, 2036	530,891
500,000	US Bank NA Subordinated Notes 6.375% August 1, 2011	520,142
500,000	Wachovia Bank NA Subordinated Notes 4.800% November 1, 2014	465,695
500,000	Wells Fargo & Co Senior Unsecured Notes 5.375% February 7, 2035	496,020
500,000	Wells Fargo & Co Subordinated Notes 5.125% September 15, 2016	502,555
		$3,027,235

BROADCAST/MEDIA — 1.31%
500,000	Comcast Cable Communication LLC Senior Notes 6.750% January 30, 2011	501,901
500,000	Cox Communications Inc Senior Unsecured Notes 5.450% December 15, 2014	437,280
375,000	News America Holdings Inc Company Guaranteed Debentures 9.250% February 1, 2013	403,777
500,000	News America Inc Notes 5.300% December 15, 2014	460,497
500,000	Time Warner Cable Inc Notes 8.250% February 14, 2014	507,233
500,000	Time Warner Inc Company Guaranteed Bonds 6.875% May 1, 2012	480,348
500,000	Viacom Inc Company Guaranteed Notes 7.700% July 30, 2010	488,742
500,000	Walt Disney Co Notes 6.375% March 1, 2012	532,743
		$3,812,521

CANADIAN - FEDERAL — 0.19%
500,000	Export Development Canada Notes 4.500% October 25, 2012	544,831
		$544,831

CANADIAN - PROVINCIAL — 0.35%
500,000	Province of Ontario Notes 4.375% February 15, 2013	517,617
500,000	Province of Quebec Notes 5.750% February 15, 2009	500,589
		$1,018,206

CHEMICALS — 0.34%
1,000,000	EI du Pont de Nemours & Co Notes 5.250% December 15, 2016	993,824
		$993,824

COMMERCIAL MORTGAGE BACKED — 3.79%
1,330,000	Bear Stearns Commercial Mortgage Securities Inc † Series 2005-T20 Class A4A 5.151% October 12, 2042	1,147,420
1,250,000	GS Mortgage Securities Corp II Series 2005-GG4 Class A4 4.761% July 10, 2039	1,010,627
1,000,000	GS Mortgage Securities Corp II Series 2005-GG4 Class A4A 4.751% July 10, 2039	806,616
500,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2005-LDP2 Class ASB 4.659% July 15, 2042	407,184
794,200	JP Morgan Commercial Mortgage Finance Corp Series 2000-C9 Class A2 7.770% October 15, 2032	794,275
2,000,000	Morgan Stanley Capital I † Series 2007-T25 Class A3 5.514% November 12, 2049	1,561,086
3,000,000	Morgan Stanley Capital I † Series 2007-T27 Class A4 5.650% June 13, 2042	2,290,092
1,000,000	Morgan Stanley Capital I † Series 2005-IQ10 Class AAB 5.178% September 15, 2042	815,915
1,861,551	Salomon Brothers Mortgage Securities VII Series 2001-C1 Class A3 6.428% December 18, 2035	1,820,668
500,000	Wachovia Bank Commercial Mortgage Trust Series 2004-C10 Class A4 4.748% February 15, 2041	411,705
		$11,065,588

COMPUTER HARDWARE & SYSTEMS — 0.26%
250,000	Hewlett-Packard Co Notes 6.125% March 1, 2014	265,750
400,000	International Business Machines Corp Debentures 8.375% November 1, 2019	505,177
		$770,927

COMPUTER SOFTWARE & SERVICES — 0.18%
500,000	Oracle Corp Notes 5.000% January 15, 2011	513,489
		$513,489

CONGLOMERATES — 0.17%
500,000	General Electric Co Unsecured Notes 5.000% February 1, 2013	505,646
		$505,646

COSMETICS & PERSONAL CARE — 0.18%
500,000	Estee Lauder Co Inc Senior Unsecured Notes 7.750% November 1, 2013	528,612
		$528,612

ELECTRIC COMPANIES — 1.35%
500,000	Commonwealth Edison Co 1st Mortgage 6.150% September 15, 2017	464,924
500,000	Duke Energy Carolinas Bonds 5.750% November 15, 2013	517,116
500,000	Jersey Central Power & Light Co Senior Unsecured Notes 6.150% June 1, 2037	402,073
500,000	Ohio Power Co Senior Notes 4.850% January 15, 2014	474,386
500,000	Pacific Gas & Electric Co Senior Unsecured Notes 6.050% March 1, 2034	531,030
500,000	PPL Electric Utilities Corp Notes 7.125% November 30, 2013	530,117
500,000	Southwestern Electric Power Co Senior Notes 6.450% January 15, 2019	489,187
500,000	Wisconsin Electric Power Co Notes 6.000% April 1, 2014	526,335
		$3,935,168

FINANCIAL SERVICES — 3.00%
500,000	American General Finance Corp Notes 5.850% June 1, 2013	189,907
500,000	American Honda Finance Corp § Notes 6.700% October 1, 2013	504,004
500,000	Bank of America Corp Senior Unsecured Notes 5.750% December 1, 2017	499,221
500,000	Bank of New York Mellon Corp Senior Unsecured Subordinated Notes 6.375% April 1, 2012	518,674
500,000	BP Capital Markets PLC Notes 5.250% November 7, 2013	521,968
500,000	CIT Group Inc Senior Notes 5.000% February 13, 2014	363,402

500,000	Citigroup Inc Senior Unsecured Notes 6.125% November 21, 2017	505,270
500,000	Citigroup Inc Subordinated Notes 5.000% September 15, 2014	439,791
500,000	Citigroup Inc Senior Unsecured Notes 5.850% December 11, 2034	497,992
1,000,000	General Electric Capital Corp Senior Unsecured Notes 5.625% May 1, 2018	1,007,249
500,000	General Electric Capital Corp Senior Notes 5.375% October 20, 2016	494,249
250,000	General Electric Capital Corp Notes 6.750% March 15, 2032	265,807
500,000	Household Finance Corp Notes 6.375% October 15, 2011	491,925
500,000	HSBC Finance Corp Senior Unsecured Notes 5.500% January 19, 2016	474,851
500,000	John Deere Capital Corp Senior Unsecured Debentures 5.100% January 15, 2013	491,931
500,000	JPMorgan Chase & Co Subordinated Notes 5.125% September 15, 2014	484,539
500,000	JPMorgan Chase Bank NA Subordinated Notes 6.000% October 1, 2017	504,339
500,000	National Rural Utilities Cooperative Finance Corp Collateral Trust Bonds 4.375% October 1, 2010	496,353
		$8,751,472

FOOD & BEVERAGES — 0.99%
500,000	Anheuser-Busch Co Inc Senior Unsecured Bonds 5.950% January 15, 2033	415,235
500,000	Bottling Group LLC Notes 6.950% March 15, 2014	542,902
500,000	Coca-Cola Enterprises Inc Senior Unsecured Notes 7.375% March 3, 2014	549,052
322,000	General Mills Inc Notes 6.000% February 15, 2012	334,033
500,000	Kellogg Co Notes 6.600% April 1, 2011	523,300
500,000	Kraft Foods Inc Notes 6.250% June 1, 2012	517,119
		$2,881,641

FOREIGN BANKS — 0.55%
500,000	KfW Bankengruppe Notes 4.875% January 17, 2017	558,890
500,000	KfW Bankengruppe Notes 4.875% October 19, 2009	512,000
500,000	KfW Bankengruppe Notes 4.625% January 20, 2011	527,354
		$1,598,244

FOREIGN GOVERNMENTS — 0.49%
500,000	Government of Italy Senior Unsecured Bonds 4.500% January 21, 2015	513,373
300,000	Government of Italy Notes 6.875% September 27, 2023	374,232
500,000	Government of Mexico Notes 6.750% September 27, 2034	527,500
		$1,415,105

GOLD, METALS & MINING — 0.15%
500,000	BHP Finance USA Ltd Company Guaranteed Notes 5.250% December 15, 2015	447,678
		$447,678

HEALTH CARE RELATED — 0.31%
500,000	UnitedHealth Group Inc Notes 5.000% August 15, 2014	459,933
500,000	WellPoint Inc Notes 5.250% January 15, 2016	442,628
		$902,561

HOUSEHOLD GOODS — 0.37%
500,000	Procter & Gamble Co Senior Notes 5.550% March 5, 2037	555,062
500,000	Stanley Works Notes 6.150% October 1, 2013	508,133
		$1,063,195

INSURANCE RELATED — 0.97%
500,000	Allstate Corp Bonds 5.350% June 1, 2033	385,967
500,000	American International Group Inc Senior Unsecured Bonds 6.250% May 1, 2036	280,803

500,000	Berkshire Hathaway Finance Corp Company Guaranteed Senior Notes 5.000% August 15, 2013	508,621
1,000,000	Hartford Financial Services Group Inc Senior Notes 6.300% March 15, 2018	758,277
500,000	MetLife Inc Senior Notes 6.125% December 1, 2011	493,172
500,000	Prudential Financial Inc Notes 6.100% June 15, 2017	410,008
		$2,836,848

INVESTMENT BANK/BROKERAGE FIRM — 1.59%
500,000	Bear Stearns Cos Inc Senior Unsecured Notes 5.700% November 15, 2014	488,152
500,000	BlackRock Inc Senior Unsecured Notes 6.250% September 15, 2017	467,602
500,000	Credit Suisse First Boston USA Inc Notes 6.500% January 15, 2012	511,407
500,000	Goldman Sachs Capital I Company Guaranteed Notes 6.345% February 15, 2034	362,827
500,000	Goldman Sachs Group Inc Senior Notes 6.150% April 1, 2018	480,480
500,000	Goldman Sachs Group Inc Notes 3.250% June 15, 2012	521,661
500,000	Goldman Sachs Group Inc Senior Notes 5.750% October 1, 2016	468,531
500,000	Lehman Brothers Holdings Inc ~ ** Senior Unsecured Notes 4.800% March 13, 2014	47,500
500,000	Merrill Lynch & Co Inc Subordinated Notes 6.050% May 16, 2016	467,736
500,000	Morgan Stanley Subordinated Notes 4.750% April 1, 2014	380,944
500,000	Morgan Stanley Senior Unsecured Notes 6.625% April 1, 2018	438,645
		$4,635,485

MACHINERY — 0.34%
500,000	Caterpillar Inc Senior Notes 5.700% August 15, 2016	486,094
500,000	Dover Corp Notes 4.875% October 15, 2015	492,635
		$978,729

OIL & GAS — 0.95%
500,000	ConocoPhillips Company Guaranteed Bonds 5.900% October 15, 2032	491,791
500,000	PEMEX Project Funding Master Trust Company Guaranteed Bonds 6.625% June 15, 2035	423,250
500,000	Shell International Finance Company Guaranteed Bonds 5.625% June 27, 2011	531,239
500,000	Valero Energy Corp Senior Unsecured Notes 6.125% June 15, 2017	426,565
500,000	Valero Energy Corp Unsecured Notes 7.500% April 15, 2032	399,762
500,000	XTO Energy Inc Senior Notes 7.500% April 15, 2012	494,179
		$2,766,786

OTHER ASSET-BACKED — 1.12%
500,000	ACE Securities Corp § Series 2007-D1 Class A2 6.336% February 25, 2038	431,719
1,000,000	Bank of America Credit Card Trust † Series 2006-C4 Class C4 1.425% November 15, 2011	833,468
1,000,000	Citicorp Residential Mortgage Securities Inc Series 2006-1 Class A6 5.836% July 25, 2036	691,139
975,006	Countrywide Asset Backed Certificates Series 2006-S8 Class A6 5.505% April 25, 2036	651,731
800,000	Residential Funding Mortgage Securities II Inc Series 2006-HI5 Class A3 5.500% August 25, 2025	438,250
410,000	Residential Funding Mortgage Securities II Inc Series 2006-HI2 Class A3 5.790% February 25, 2036	220,704
		$3,267,011

PAPER & FOREST PRODUCTS — 0.27%
500,000	International Paper Co Senior Unsecured Notes 5.300% April 1, 2015	347,583
500,000	Weyerhaeuser Co Senior Unsecured Notes 6.750% March 15, 2012	447,575
		$795,158

PERSONAL LOANS — 0.49%
500,000	American Express Co Senior Notes 7.000% March 19, 2018	505,572

500,000	American Express Credit Corp Notes 5.000% December 2, 2010	485,645
500,000	HSBC Finance Corp Notes 5.000% June 30, 2015	443,819
		$1,435,036

PHARMACEUTICALS — 0.34%
500,000	Schering-Plough Corp Senior Unsecured Notes 6.000% September 15, 2017	494,954
500,000	Wyeth Notes 5.500% February 1, 2014	507,894
		$1,002,848

PRINTING & PUBLISHING — 0.16%
500,000	Thomson Reuters Corp Notes 5.950% July 15, 2013	465,514
		$465,514

RAILROADS — 0.83%
500,000	Burlington Northern Santa Fe Corp Senior Notes 7.000% February 1, 2014	521,789
500,000	Canadian National Railway Co Bonds 5.850% November 15, 2017	517,417
500,000	CSX Corp Senior Unsecured Notes 5.600% May 1, 2017	444,196
500,000	Union Pacific Corp Unsecured Notes 5.375% May 1, 2014	471,629
500,000	Union Pacific Corp Debentures 6.625% February 1, 2029	473,365
		$2,428,396

RETAIL — 1.03%
522,806	CVS Pass-Through Trust § Pass Thru Certificates 7.770% January 10, 2012	532,000
500,000	Home Depot Inc Senior Unsecured Notes 5.400% March 1, 2016	447,460
500,000	Kroger Co Notes 6.200% June 15, 2012	508,821
500,000	Safeway Inc Senior Unsecured Notes 6.350% August 15, 2017	494,345
500,000	Target Corp Notes 5.875% March 1, 2012	507,591

500,000	Wal-Mart Stores Inc Senior Notes 6.875% August 10, 2009	514,981
		$3,005,198

SUPRANATIONALS — 0.37%
500,000	European Investment Bank Bonds 5.125% September 13, 2016	563,285
500,000	Inter-American Development Bank Bonds 7.375% January 15, 2010	528,715
		$1,092,000

TELEPHONE & TELECOMMUNICATIONS — 1.42%
500,000	AT&T Inc Senior Unsecured Notes 5.625% June 15, 2016	502,241
500,000	British Telecommunications PLC Bonds 9.125% December 15, 2030	531,471
500,000	Deutsche Telekom International Finance BV Company Guaranteed Bonds 8.250% June 15, 2030	616,571
1,000,000	Rogers Communications Inc Senior Notes 6.800% August 15, 2018	1,010,431
500,000	Verizon New Jersey Inc Debentures 5.875% January 17, 2012	492,226
500,000	Verizon Wireless Inc § Notes 7.375% November 15, 2013	527,540
500,000	Vodafone Group PLC Senior Unsecured Notes 5.625% February 27, 2017	471,124
		$4,151,604

TRANSPORTATION — 0.15%
500,000	Ryder System Inc Senior Unsecured Notes 7.200% September 1, 2015	440,225
		$440,225

U.S. GOVERNMENTS — 20.70%
1,940,000	United States of America ‡ 6.500% February 15, 2010	2,069,284
900,000	United States of America 4.500% February 15, 2036	1,195,735
500,000	United States of America 5.750% August 15, 2010	542,930
1,000,000	United States of America ‡ 4.375% August 15, 2012	1,120,781
2,000,000	United States of America ‡ 4.875% February 15, 2012	2,237,968
700,000	United States of America 5.375% February 15, 2031	961,843

800,000	United States of America 6.250% August 15, 2023	1,091,125
500,000	United States of America 7.125% February 15, 2023	725,391
600,000	United States of America 6.875% August 15, 2025	912,281
1,300,000	United States of America 6.250% May 15, 2030	1,954,875
900,000	United States of America 6.375% August 15, 2027	1,317,094
2,000,000	United States of America ‡ 3.875% July 15, 2010	2,109,610
2,400,000	United States of America 3.500% February 15, 2018	2,656,500
2,400,000	United States of America 4.000% February 15, 2015	2,734,500
2,000,000	United States of America ‡ 3.625% December 31, 2012	2,203,750
1,500,000	United States of America 2.750% July 31, 2010	1,553,907
1,000,000	United States of America 2.500% March 31, 2013	1,059,609
1,000,000	United States of America 4.875% August 15, 2016	1,194,922
500,000	United States of America 4.250% August 15, 2015	580,625
500,000	United States of America 4.125% August 15, 2010	529,629
500,000	United States of America 3.875% September 15, 2010	529,492
1,000,000	United States of America 4.500% February 28, 2011	1,081,250
600,000	United States of America 4.500% November 15, 2015	711,563
1,400,000	United States of America 7.250% August 15, 2022	2,035,468
1,500,000	United States of America 4.500% November 15, 2010	1,610,508
2,200,000	United States of America ‡ 3.875% October 31, 2012	2,434,953
800,000	United States of America 4.500% November 30, 2011	881,187
1,000,000	United States of America ‡ 4.750% August 15, 2017	1,195,625
2,400,000	United States of America 4.500% May 15, 2010	2,534,345
1,100,000	United States of America ‡ 4.875% June 30, 2012	1,236,382
800,000	United States of America ‡ 5.000% August 15, 2011	890,687
1,350,000	United States of America 7.250% May 15, 2016	1,807,628
800,000	United States of America ‡ 4.250% August 15, 2013	909,562
1,000,000	United States of America 5.125% June 30, 2011	1,106,797
1,500,000	United States of America ‡ 4.000% February 15, 2014	1,700,157

1,000,000	United States of America ‡ 4.125% August 31, 2012	1,105,938
300,000	United States of America 8.500% February 15, 2020	457,031
500,000	United States of America 8.125% August 15, 2019	738,985
600,000	United States of America 8.750% May 15, 2020	933,563
900,000	United States of America 8.000% November 15, 2021	1,364,625
400,000	United States of America 8.750% August 15, 2020	624,438
500,000	United States of America 4.875% May 31, 2011	549,649
500,000	United States of America 4.750% February 15, 2037	696,719
900,000	United States of America 6.125% November 15, 2027	1,290,515
500,000	United States of America 4.625% October 31, 2011	551,953
1,000,000	United States of America ‡ 4.250% October 15, 2010	1,067,852
1,500,000	United States of America 3.625% June 15, 2010	1,567,734
		$60,366,965

UTILITIES — 0.35%
500,000	Duke Energy Corp 1st Mortgage 5.300% October 1, 2015	521,511
500,000	ONEOK Inc Senior Notes 7.125% April 15, 2011	483,993
		$1,005,504

TOTAL BONDS — 93.29% (Cost $266,135,902)		$272,064,105

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

Joint Repurchase Agreements

345,000	Undivided interest of 4.7% in a joint repurchase agreement (Principal Amount/Value $7,415,000 with a maturity value of $7,415,012) with Credit Suisse, 0.03%, dated 12/31/08, to be repurchased at $345,001 on 01/02/09, collateralized by Fannie Mae, 4.50% - 7.50%, 05/01/10 - 01/01/39, with a value of $7,563,340. §	345,000

TOTAL SHORT-TERM INVESTMENTS — 0.12% (Cost $345,000)		$345,000

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

19,237,021	Goldman Sachs & Co Repurchase Agreement 0.040%, January 2, 2009	19,237,021

TOTAL SECURITIES LENDING COLLATERAL — 6.59% (Cost $19,237,021)		$19,237,021

TOTAL MAXIM BOND INDEX PORTFOLIO — 100% (Cost $285,717,923)		$291,646,126

Legend

*	Security is an agency note with maturity date and interest rate indicated.

†	Represents the current interest rate for variable rate security.

‡	A portion or all of the security is on loan at December 31, 2008.

§	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

~	Security in bankruptcy at December 31, 2008.

**	Security in default at December 31, 2008.

For Fund compliance purposes, management determines the Fund’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total investments. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Moody's Rating

Maxim Bond Index Portfolio
December 31, 2008
Unaudited

		% of Portfolio
Moody's Rating	Value ($)	Investments
Aaa	216,411,568	79.44%
Aa	12,636,180	4.64%
A	23,155,641	8.50%
Baa	20,158,216	7.40%
Withdrawn Rating	47,500	0.02%
	$272,409,105	100.00%

SHAREHOLDER EXPENSE EXAMPLE
Maxim Bond Index Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2008)	(12/31/2008)	(6/30/08-12/31/08)

Actual	$ 1,000.00	$ 1,050.38	$ 2.58

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.62	$ 2.54

*Expenses are equal to the Portfolio's annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT DIRECTORS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	33
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.; Director, GW Capital Management, LLC.	33
Mary C. Maiers (41)	Treasurer	December 4, 2008 to present

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer, GW Capital Management, LLC.

Beverly A. Byrne (53)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

** As of December 31, 2008, there were 33 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $296,425 for fiscal year 2007 and $315,080 for fiscal year 2008.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2007 and $37,500 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $128,905 for fiscal year 2007 and $138,345 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human

_________________________

1  No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation.The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)

(2)  100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides

_________________________

2  With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3  For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4  No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ongoing services to the registrant for fiscal year 2007 equaled $640,700, and for fiscal year 2008 equaled $3,004,438.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Certification as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer

Date:	February 26, 2009